Exhibit 99.2

THE HOWARD HUGHES CORPORATION® ANNOUNCES CLOSING OF ITS OFFERING OF
$650,000,000 SENIOR NOTES DUE 2029 AND $650,000,000 SENIOR NOTES DUE 2031 AND

EARLY SETTLEMENT OF TENDER OFFER AND CONSENT SOLICITATION

HOUSTON, TX (February 2, 2021) - The Howard Hughes Corporation® (NYSE: HHC) (the “Company”) today announced the closing of an offering of $650 million in aggregate principal amount of 4.125% senior notes due 2029 (the “2029 Notes”) and $650 million in aggregate principal amount of 4.375% senior notes due 2031 (together with the 2029 Notes, the “New Notes”) in an unregistered offering (the “Offering”) through a private placement, and the early settlement of its previously announced tender offer and consent solicitation (the “Tender Offer”) for any and all of its existing 5.375% senior notes due 2025 (the “Old Notes”), which commenced on January 19, 2021, and is described in the Offer to Purchase and Consent Solicitation Statement, dated January 19, 2021 (the “Offer to Purchase”), and a related Consent and Letter of Transmittal (together with the Offer to Purchase, the “Offer Documents”). The Company will use the net proceeds from the Offering, as well as available cash on hand, to (i) repurchase, pursuant to the Tender Offer, or otherwise redeem, all of its $1 billion outstanding principal amount of Old Notes, plus any accrued and unpaid interest; (ii) repay all of the approximately $280 million outstanding under its bridge loans for The Woodlands® Towers at the Waterway and The Woodlands Warehouse maturing June 2021; and (iii) pay all premiums, fees and expenses related to the foregoing.

The New Notes were offered in a private placement, solely to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or outside the United States to persons other than “U.S. persons” in reliance on Regulation S under the Securities Act. The New Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

As of 5:00 p.m., New York City time, on February 1, 2021 (the “Consent Payment Deadline”), holders of approximately $512.5 million aggregate principal amount of Old Notes had validly tendered and delivered (and not validly withdrawn or revoked prior to the Withdrawal Deadline, as defined below) such Old Notes and the related consents (the “Early Tender Notes”), which represents approximately 51.2% of the $1 billion aggregate principal amount of Old Notes outstanding. The withdrawal deadline also expired at 5:00 p.m., New York City time, on February 1, 2021 (the “Withdrawal Deadline”). The Company exercised its right to accept for purchase and payment, and to purchase and pay for, the Early Tender Notes. The aggregate consideration paid in respect of such Early Tender Notes is comprised of $1,031.25 (which includes a $30.00 consent payment) per $1,000 principal amount of Old Notes tendered (as all such Old Notes were tendered at or prior to the Consent Payment Deadline), plus accrued and unpaid interest from and including the most recent interest payment date, and up to, but not including the early settlement date. Settlement of the purchase of the Early Tender Notes occurred today, February 2, 2021.

Having received the requisite consents from the holders of the Old Notes in the Tender Offer, the Company and Wells Fargo Bank, National Association, as trustee, executed a supplemental indenture (the “Supplemental Indenture”) amending the indenture relating to the Old Notes (the “Old Indenture”). The Supplemental Indenture eliminates substantially all of the restrictive covenants, certain events of default and related provisions contained in the Old Indenture and reduces the notice periods required for redemption of the Old Notes.

The Tender Offer will expire at 11:59 p.m., New York City time, on February 16, 2021, unless the Tender Offer is extended (the “Expiration Date”). Holders who validly tender their Old Notes after the Consent Payment Deadline, but at or prior to the Expiration Date, and whose Old Notes are accepted for purchase, will only be eligible to receive $1,001.25 per $1,000 principal amount of Old Notes tendered, plus accrued and unpaid interest from and including the most recent interest payment date, and up to, but not including the final settlement date, which is expected to be the business day following the Expiration Date. The complete terms and conditions of the Tender Offer are set forth in the Offer Documents that previously were sent to holders of the Old Notes.

On or about March 15, 2021, the Company expects to redeem the remaining principal amount outstanding of the Old Notes, which were not tendered in the Tender Offer, at a redemption price equal to 102.688% of the aggregate principal amount of the Old Notes to be redeemed, plus accrued and unpaid interest on the Old Notes to, but excluding, the redemption date. This press release does not constitute a notice of redemption. The redemption will be made solely pursuant to the notice of redemption delivered pursuant to the Old Indenture, and the information in this press release is qualified in its entirety by such notice.

The Company has engaged BofA Securities, Inc. as Dealer Manager and Solicitation Agent for the Tender Offer. Persons with questions regarding the Tender Offer should contact BofA Securities, Inc. at (980) 388-4370 (Collect) or debt_advisory@bofa.com. Requests for copies of the Offer Documents or documents relating to the Tender Offer may be directed to D.F. King & Company, Inc., the Tender Agent and Information Agent, at (888) 887-1266.

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, the Old Notes. The Tender Offer is made solely pursuant to the Offer Documents. The Tender Offer is not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. Holders are urged to read the Offer Documents and related documents carefully before making any decision with respect to the Tender Offer. Holders of Old Notes must make their own decisions as to whether to tender their Old Notes and provide the related consents. None of the Company, the Dealer Manager and Solicitation Agent, or the Tender Agent and Information Agent makes any recommendations as to whether holders should tender their Old Notes pursuant to the Tender Offer, and no one has been authorized to make such a recommendation.

About The Howard Hughes Corporation®

The Howard Hughes Corporation owns, manages and develops commercial, residential and mixed-use real estate throughout the U.S. The Company’s assets include master planned cities and communities, as well as operating properties and development opportunities including: the Seaport District in New York; Columbia, Maryland; The Woodlands®, The Woodlands Hills®, and Bridgeland® in the Greater Houston, Texas area; Summerlin®, Las Vegas; and Ward Village® in Honolulu, Hawaiʻi.

Forward-Looking Statements

Certain statements contained herein are “forward-looking statements” within the meaning of the federal securities laws, including statements about our intended use of proceeds from the Offering. Statements that are not historical facts, including statements about our beliefs, intentions and expectations are forward-looking statements. Statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “project,” “realize,” “should,” “transform,” “would,” and other statements of similar expression constitute forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements to materially differ from any future results, performance and achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the following: (1) the Company’s ability to satisfy the conditions contained in the Tender Offer and Consent Solicitation; (2) the intended use of proceeds from the Offering; and (3) other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the SEC, we are under no obligation to publicly update or revise any forward-looking statements after the date hereof.

Contacts:

For Media

The Howard Hughes Corporation
Cristina Carlson, 646-822-6910
Vice President, Corporate Communications & Public Relations
cristina.carlson@howardhughes.com

For HHC Investor Relations
David M. Striph, 281-929-7772
Executive Vice President, Head of Operations & Investor Relations
david.striph@howardhughes.com